UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 24, 2016, Perrigo Company plc, a public limited company incorporated under the laws of Ireland (the “Company”), delivered a notice (the “Notice”) to Alychlo NV and Holdco I BE NV (together, the “Sellers”) that the Company is aware of matters or circumstances which may give rise to a claim under the Agreement for the Sale and Purchase of 685,348,257 Shares of Omega Pharma Invest NV, dated as of November 6, 2014, by and among the Company and the Sellers (the “Share Purchase Agreement”). Pursuant to the Share Purchase Agreement, the Company’s delivery of a Notice to the Sellers on or before June 30, 2016 was required to preserve the Company’s right to pursue certain claims through arbitration under the Share Purchase Agreement. The Company has six months from the date of the Notice to issue a request for arbitration against the Sellers failing which the Sellers’ liability in respect of those claims shall terminate in accordance with the terms of the Share Purchase Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains so-called “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s pursuit of any claim through arbitration in connection with the Share Purchase Agreement contained in this Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-KT for the transition period from June 28, 2015 to December 31, 2015, in the Company’s Form 10-Q for the quarter ended March 31, 2016, in the subsequent filings with the SEC and in other investor communications of the Company from time to time, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this document are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2016

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Todd W. Kingma
Todd W. Kingma Executive Vice President, General Counsel and Secretary